UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 1, 2016

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue

Mountain View, California 94043

(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2016, Quotient Technology Inc. (the “Company”) issued a press release regarding financial results for the third quarter ended September 30, 2016. The press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

The Company issued a press release, dated November 1, 2016, regarding financial results for the third quarter ended September 30, 2016. The press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 and Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated November 1, 2016, regarding financial results of Quotient Technology Inc. for the third quarter ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Connie Chen
Connie Chen
General Counsel

Date: November 1, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated November 1, 2016, regarding financial results of Quotient Technology Inc. for the third quarter ended September 30, 2016.